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                                                                    EXHIBIT 10.7

                                  LEASE SUMMARY


Title of Lease:              Agreement

Date of Lease:               June 27, 1996

Lessor:                      Wuhan Zhong Nan Chemical Distribution Company

Lessee:                      Brighton Elevator Corporation Limited Wuhan
                             Representative Office
                             The Brighton Industries Corporation Wuhan
                             Representative Office

Property or Suite Leased:    2 Hang Kong Road
                             Rooms 3-5
                             Wuhan City, China

Term:                        October 1, 1996 - October 1, 1998
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Termination Rights:          3 months prior notice

Renewal Options:             Subject to negotiation upon termination

Rent:                        RMB $64,800/annum (U.S. $8,000/annum)
                             Increased by 5% after the first year

Assignment:                  Not permitted

Governing Jurisdiction:      China

Comment: Original lease signed by Brighton Elevator. The Brighton Industries Corporation takes over lease October 1, 1997.